INITIAL SUMMARY PROSPECTUS

FOR THE

PROTECTION VUL

a flexible premium variable life insurance policy issued by

THE PENN INSURANCE AND ANNUITY COMPANY

and funded through

PIA VARIABLE LIFE ACCOUNT I

of

The Penn Insurance and Annuity Company

PO Box 178, Philadelphia, Pennsylvania 19105

1-800-523-0650

May 1, 2025

This Summary Prospectus for New Investors summarizes key features of the Protection Variable Universal Life Insurance Policy (the “Policy”), an individual, flexible premium variable universal life insurance policy issued by The Penn Insurance and Annuity Company (the “Company”). The Policy provides life insurance and a cash surrender value that varies with the investment performance of one or more of the mutual funds (each, a “Fund”) that you select. The Funds available under the Policy are listed in Appendix A to this Summary Prospectus. The Policy also provides options in the fixed account in which amounts may be held to accumulate interest. The life insurance (or death benefit) provided under the Policy will never be less than the amount specified in the Policy. The Policy described in this Summary Prospectus is not available in New York.

Before you invest, you should also review the Statutory Prospectus (the “Prospectus”) for the Policy, which contains more information about the Policy’s features, benefits, and risks. You can find the Prospectus and other information about the Policy online at www.pennmutual.com/for-individuals-and-businesses/ performance-and-rates. You can also request this information at no cost by calling 1-800-523-0650 or by sending an email request to FundOperations@pennmutual.com.

Right to Cancel. If you are a new purchaser of a Policy, you may cancel your Policy within 10 days of receiving it without paying fees or penalties. In some states, this “Free Look” or cancellation period may be longer. If you cancel your Policy, in most states you will receive your policy value, plus any premium charge and monthly deductions (minus any loans and accrued loan interest). In some states, you will receive a full refund of the amount of any premiums you have paid. You should review the Prospectus, or consult with your financial professional, for additional information about the specific cancellation terms that apply.

Additional information about certain investment products, including variable life insurance, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.

Policies have risks including risk of loss of the amount invested. Policies are not deposits of, or guaranteed or endorsed by, any bank and are not federally insured by the FDIC, Federal Reserve Board, or any other agency.

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The prospectuses of the available mutual funds (the “Funds”) contain important information that you should know about the investments that may be made under the Protection Variable Universal Life Insurance Policy (the “Policy”). You should read the prospectuses of the Funds carefully before you invest. You can obtain the prospectuses for the Funds online at www.pennmutual.com/for-individuals-and-businesses/ performance-and-rates. You can also request this information at no cost by calling 1-800-523-0650 or by sending an email request to FundOperations@pennmutual.com.

This Summary Prospectus (and the Policy) is not considered an offering in any jurisdiction where such offering may not be lawfully made. We do not authorize any information or representations regarding the offering described in this Summary Prospectus other than as contained in these materials, the Prospectus, the Statement of Additional Information, or any supplements to them, or in any other materials we authorize.

DEFINITIONS

The following key terms and their definitions are included to help make this Summary Prospectus as readable and understandable for you as possible. Other terms used within this Summary Prospectus are defined within the text where they appear. Not all of the definitions of those terms are repeated in this glossary. More detailed information concerning the terms defined below is in the appropriate sections of this Summary Prospectus or the Prospectus

Cash Surrender Value: The Policy Value, less any surrender charges that may apply.

Company: The Penn Insurance and Annuity Company. Also referred to as “we,” “our,” and “us,” or the “Company.”

Fixed Accounts. There are four Fixed Accounts under the Policy: the Short-Term Fixed Account, the Traditional Fixed Account, the Policy Loan Account, and the Fixed Dollar Cost Averaging Account. These are all part of the Company’s General Account assets. These are the Fixed Account Options.

Funds: The mutual funds that are available for investment through the Variable Investment Options of the Separate Account.

General Account: All of our general assets, liabilities, capital and surplus, income, gains, or losses that are not included in the Separate Account or any other separate account. These assets are subject to the claims of our general creditors.

Investment Options: Policy investment options that consist of the Variable Investment Options and the Fixed Account Options.

Monthly Deductions: The charges we deduct from your Policy Value each month, including the Cost of Insurance Charge, Per Policy Expense Charge, the Expense Charge per Thousand of Specified Amount, the Mortality and Expense Risk Asset Charge, and any applicable Optional Supplemental Rider Charges.

Net Amount at Risk: The difference between the death benefit and the Policy Value.

Net Cash Surrender Value: The Policy Value, less any surrender charges that may apply, less any outstanding loans and accrued loan interest. This is the amount we will pay you if you surrender your Policy.

Net Policy Value: The Policy Value, less any Policy Debt.

Net Premium: The balance of a premium payment after deduction of the percent of premium charge.

Policy Debt: Any outstanding policy loans plus any loan interest due or accrued.

Policy Specifications Page: Section 1 of your Policy. The Policy Specifications Page contains your Policy’s individual specifications.

Policy Value: The total value of your Policy, which is the sum of the values in the Variable Investment Options and the Fixed Account Options. At any time, your Policy Value is equal to: the Net Premiums you have paid (your premiums less the percent of premium charges); plus or minus the investment results in the part of your Policy Value (if any) allocated to the Variable Investment Options; plus interest credited to the part of your Policy Value (if any) allocated to the Fixed Account Options; minus policy charges we deduct; and minus partial withdrawals you have made. Policy loans may also affect your Policy Value.

Separate Account: PIA Variable Life Account I of Penn Insurance and Annuity Company, a segregated asset account of the Company. The Separate Account is divided into subaccounts that correspond to the Variable Investment Options. Each subaccount corresponds to, and invests exclusively in, a particular Fund.

Specified Amount: The dollar amount of life insurance under the Policy as selected by the Policy owner. It equals the initial specified amount shown on the Policy Specifications Page, minus any decreases made to the initial specified amount.

Variable Investment Options. The subaccounts of the Separate Account, each of which invests exclusively in a specified Fund.

You, Your: The policy owner, who can make decisions regarding allocation of Net Premiums, transfers, withdrawals, surrender, borrowing money, naming beneficiary(ies), electing riders, and other matters (all within the Policy limits).

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE PROTECTION VARIABLE UNIVERSAL LIFE INSURANCE POLICY

FEES AND EXPENSES
Charges for Early Withdrawals

If you fully surrender your Policy within 15 years following your purchase of the Policy, you may be assessed a surrender charge of up to 5.404% of your Specified Amount.

For example, if you were to surrender your Policy during the first year after your Policy purchase (and your total premiums paid were $100,000 and your Specified Amount is $500,000), then you could be assessed a surrender charge of up to $27,020.

For more detailed information, see the Prospectus: Table of Fees and Expenses; What Are the Fees and Charges Under the Policy?

Transaction Charges

In addition to the surrender charge for Policy surrenders, you may be charged for other transactions. These include a Percent of Premium Charge (deducted from each premium) and a partial withdrawal processing fee. A surrender charge will also be deducted if you decrease the Specified Amount of the life insurance death benefit in the first five policy years.

We reserve the right to impose transfer charges (when you transfer Policy Value between Investment Options), but we currently do not impose these charges. We may also impose charges if you exercise certain rider benefits.

For more detailed information, see the Prospectus: Table of Fees and Expenses; What Are the Fees and Charges Under the Policy?

Ongoing Fees and Expenses (annual charges)

In addition to surrender charges and transaction charges, an investment in the Policy is subject to certain ongoing fees and expenses (usually deducted on a monthly basis).

Some of these charges, such as the monthly Cost of Insurance Charge, the monthly Expense Charge per Thousand of Specified Amount, and certain rider charges (for supplemental benefits), are set based on individual characteristics of the insured (e.g., age, sex, and rating classification).

Other ongoing charges include the monthly Per Policy Expense Charge, the Mortality and Expense Risk Asset Charge, loan interest, and certain other rider charges. Please refer to the Policy Specifications Page for rates and the specific fees applicable to your Policy.

Investors will also bear expenses associated with the Funds, as shown in the following table, which shows the minimum and maximum total operating expenses deducted from Fund assets (before any fee waiver or expense reimbursement) during the year ended December 31, 2024.

	Funds’ Total Annual Operating Expenses (expenses that are deducted from Fund assets)
	Annual Fee	Minimum	Maximum
	Variable Investment Options (Fund fees and expenses)	0.11%	0.34%
	For more detailed information, see the Prospectus: Table of Fees and Expenses; What Are the Fees and Charges Under the Policy?

RISKS
Risk of Loss

You can lose money by investing in this Policy, including loss of your premiums (principal).

For more detailed information, see the Prospectus: Summary of Principal Risks of Investing in the Policy; What is the Value of My Policy?

Not a Short-Term Investment

This Policy is not designed for short- term investing and is not appropriate for an investor who needs ready access to cash.

The Policy is designed to provide a life insurance benefit or to help meet other long- term financial objectives. Substantial fees, expenses, and tax implications generally make variable life insurance unsuitable as a short-term savings vehicle. Additionally, the Policy limits your ability to withdraw a portion of the Policy Value (also called cash value) through partial withdrawals or loans; you cannot access more than your Net Cash Surrender Value (the Policy Value less the surrender charge and less any outstanding policy loan).

For more detailed information, see the Prospectus: Summary of Principal Risks of Investing in the Policy.

Risks Associated with Investment Options

An investment in this Policy is subject to the risk of poor investment performance of the Funds you choose, and the value of an investment can vary depending on the investment performance of the Funds.

•  Each Investment Option (the Funds and the Fixed Accounts) has its own unique risks. The performance of the Funds will vary, and some are riskier than others.

•  A discussion of the risks of allocating your premiums or Policy Value to one or more Funds can be found in the prospectuses for the Funds. You should review the prospectuses for the Funds before making an investment decision.

•  Premiums and Policy Value allocated to the Traditional Fixed Account may be kept there for an extended period of time due to restrictions on transfers out of the Traditional Fixed Account.

For more detailed information, see the Prospectus: Summary of Principal Risks of Investing in the Policy; Appendix A – Funds Available Under the Policy; Appendix B – Fixed Account Options.

Insurance Company Risks

An investment in the Policy is subject to the risks related to the Company including:

•  Any obligations, guarantees, and benefits of the Policy (including the Fixed Account Options) are subject to the claims-paying ability and financial strength of the Company.

•  There are risks relating to the Company’s administration of the Policy, including, among others, cybersecurity and infectious disease outbreak risks.

•  If the Company experiences financial distress, it may not be able to meet its obligations to you.

•  More information about the Company, including its financial strength ratings, is available upon request from the Company at 1-800-523-0650.

For more detailed information, see the Prospectus: The Penn Insurance and Annuity Company; Financial Statements; Summary of Principal Risks of Investing in the Policy – Insurance Company Risks; Other Information.

Policy Lapse

Your Policy can lapse even if you pay all of the planned premiums on time.

•  When a Policy lapses, it has no value, and no benefits are paid upon the death of the insured. You will also lose the principal invested.

•  A Policy can lapse if the Net Cash Surrender Value is insufficient to pay the Policy charges. This can happen due to insufficient premium payments, poor investment performance, withdrawals, unpaid loans or loan interest, and Policy charges (including increases in those charges).

•  The larger a Policy loan becomes relative to the Policy’s Cash Surrender Value, the greater the risk that the Policy’s Net Cash Surrender Value will not be sufficient to support the Policy’s charges, including any loan interest due, and the greater the risk of the Policy lapsing.

•  A Policy lapse may have tax consequences.

•  If the Policy lapses, there are costs and premium requirements associated with reinstatement of the Policy.

The No-Lapse Guarantee Rider can prevent the Policy from lapsing if the No-Lapse Guarantee Rider Requirement is satisfied.

For more detailed information, see the Prospectus: Summary of Principal Risks of Investing in the Policy; What Payments Must I Make Under the Policy? – Lapse and Reinstatement; What Are the Supplemental Riders And Benefits That Are Available?- No-Lapse Guarantee Rider.

RESTRICTIONS
Investments

•  You can allocate your Net Premiums to Variable Investment Options (that invest in the Funds) or Fixed Account Options.

•  The minimum amount that you can transfer generally is $25.

•  The maximum amount that you can transfer out of the Traditional Fixed Account in any policy year is the greatest of (a) 25% of the amount in the Traditional Fixed Account at the previous policy anniversary, (b) $5,000, or (c) the total amount transferred out of that account in the previous policy year.

•  If less than the full amount held under an Investment Option is transferred, the amount remaining in the Investment Option must be at least $25.

•  The amount that may be transferred excludes any amount held in the policy loan account.

•  The Company reserves the right to remove or substitute any of the Funds as Investment Options that are available under the Policy.

•  In addition, we may limit your ability to make transfers involving the Variable Investment Options if it is believed that a transfer may disadvantage or potentially harm or hurt the rights or interests of other policy owners.

•  We will also reject or reverse a transfer request if for any reason any of the Funds do not accept the purchase of its shares.

For more detailed information, see the Prospectus: How Are Amounts Credited to the Variable Investment Options of the Separate Account?; How Can I Change the Policy’s Investment Allocations?

Optional Benefits

•  We may impose restrictions and limitations on your choice of Investment Options in order to keep the No-Lapse Guarantee Rider in effect, but we currently do not enforce any such restrictions.

•  A change in the Specified Amount; the addition, deletion, or change of any riders; or a change in the insured’s rate class may impact the No-Lapse Guarantee rider, and may require the payment of additional premiums to maintain the rider’s guarantee.

•  We may stop offering an optional benefit at any time.

For more detailed information, see the Prospectus: What Are the Supplemental Riders And Benefits That Are Available?

TAXES
Tax Implications

•  Consult with a tax professional to determine the tax implications of an investment in and payments received under this Policy.

•  If you purchase the Policy through a tax-qualified plan or individual retirement account (IRA), you do not get any additional tax benefit.

•  Earnings on your Policy (if any) are taxed when you withdraw them (or if a Policy loan is not repaid), at ordinary income tax rates, and may be subject to a tax penalty before age 59 1⁄2.

For more detailed information, see the Prospectus: Summary of Principal Risks of Investing in the Policy– Taxes and Tax Risks; How Is the Policy Treated Under Federal Income Tax Law?

CONFLICTS OF INTEREST
Investment Professional Compensation

Your investment professional may receive compensation for selling this Policy to you, in the form of commissions, asset-based compensation, allowances for expenses, and other compensation programs, and the Company may share the revenue it earns on this Policy with the professional’s firm. (Your investment professional may be your broker, investment adviser, insurance agent, or someone else).

For these reasons, these investment professionals may have a financial incentive to recommend this Policy over another policy or investment.

For more detailed information, see the Prospectus: Distribution Arrangements.

Exchanges

Some investment professionals may have a financial incentive to offer you a new policy in place of the one you own. You should only exchange your Policy if you determine, after comparing the features, fees, and risks of both policies, that it is preferable for you to purchase the new policy rather than continue to own your existing policy.

For more detailed information, see the Prospectus: What Payments Must I Make Under the Policy? – Tax-Free “Section 1035” Insurance Policy Exchanges.

OVERVIEW OF THE PROTECTION VARIABLE UNIVERSAL LIFE INSURANCE POLICY

The following provides an overview of the Policy’s primary features. Please read the full descriptions in the Prospectus, and your Policy, for more information regarding these features and other provisions of the Policy.

1.	Purpose of the Policy

This Policy provides permanent life insurance coverage with the potential for tax-deferred cash value (Policy Value) accumulation. The Policy is offered by the Company. The Policy offers (1) life insurance protection, (2) flexible premium payments, (3) a Net Cash Surrender Value that you can access through withdrawals and loans, (4) the ability to invest in a variety of Variable Investment Options and Fixed Account Options, (5) the ability to transfer among these options tax-free, and (6) optional benefit riders. The Policy is designed to be long-term life insurance coverage. It is not suitable as a short-term investment vehicle. Please read the entire Prospectus before you invest.

2.	Premiums

Amounts you pay to us under your Policy are called premiums or premium payments. Policy premium payments are flexible; other than the required initial minimum premium payment, you can select the time and amount of premiums you pay, within limits.

You choose in your application how often to pay planned premiums — annually, semi-annually, quarterly or monthly. You are not required to pay the planned premium as long as your Policy has sufficient value to pay Policy charges or the provisions of the No-Lapse Guarantee Rider are satisfied. See What Payments Must I Make Under the Policy? — Lapse and Reinstatement; and What are the Supplemental Riders And Benefits That Are Available? — No-Lapse Guarantee Rider in the Prospectus. Additional or unplanned premiums may be paid in any amount and at any time. A premium may not be less than the minimum shown in your Policy (generally at least $25).

Although you may have a schedule of planned premiums, your Policy can lapse even if you pay all of the planned premiums on time (unless the provisions of the No-Lapse Guarantee Rider are satisfied). This can happen because the investment performance of the Variable Investment Options you have allocated premiums or Policy Value to has been poor, because of charges we deduct, because of withdrawals you take, or because of a combination of these factors has caused the Net Cash Surrender Value of your Policy to be insufficient to pay the Policy charges (including payment of interest on any loan that may be outstanding under the Policy). When a Policy lapses, it terminates and has no value, and no benefits are paid upon the death of the insured. You also lose the principal invested.

To qualify your Policy as life insurance under the Internal Revenue Code of 1986, as amended (the “Code”), federal tax law limits the amount of premium payments you may make in relation to the amount of life insurance provided under the Policy. In addition, we can limit the amount of premium payments and/or require medical insurance underwriting and satisfactory evidence of insurability before we accept additional premiums.

Premiums are allocated among the Variable Investment Options and the available Fixed Account Options according to your instructions. The Policy Value in the Variable Investment Options will vary up or down with the investment performance of the corresponding Funds. Amounts in the Fixed Account Options are guaranteed and will earn interest declared from time to time by the Company.

3.	Policy Features

The Policy offers a variety of important features and benefits, including the following:

Life Insurance Benefit

The Policy provides life insurance on you or another individual you name. In your application for the Policy, you will tell us how much life insurance coverage you want on the life of the insured person (the “Specified Amount”). The death benefit is the greater of (a) the Specified Amount of insurance, or (b) a percentage of the Policy Value (on the date of the insured’s death) equal to the minimum necessary for your Policy to qualify as life insurance under Section 7702 of the Code. The percentages are shown in the Table of Death Benefit Factors in the Policy.

Therefore, the death benefit could increase or decrease based on investment performance, but will not be less than the Specified Amount. You can decrease the Specified Amount, subject to certain conditions. While the Policy is in effect, we will pay the beneficiary the death benefit less the amount of any outstanding loan and any unpaid policy charges when the insured dies.

Investment Options

The Policy allows you to allocate your Policy Value to the different Variable Investment Options which each invest in a specified mutual fund (each, a “Fund”). Your Policy Value will increase or decrease to reflect the investment performance of the Funds you select; you bear the investment risk and you can lose money invested in the Funds. Appendix A to this Summary Prospectus lists the Funds currently available in the Policy and includes additional information about the Funds.

In addition to the Variable Investment Options, the Policy allows you to allocate your Policy Value to both a Traditional Fixed Account and a Short-Term Fixed Account (the “Fixed Account Options”). The Fixed Account Options are both designed to be safe investments that provide fixed returns, where the Company pays a fixed rate of interest (that it declares periodically, subject to a minimum) and where the Company bears the investment risk. However, the Short-Term Fixed Account is intended as a temporary holding place for premiums that are expected ultimately to be invested in the Variable Investment Options; therefore, the Company intends to declare a lower rate of interest for the Short-Term Fixed Account, and transfers out of the Traditional Fixed Account are subject to restrictions that do not apply to the Short-Term Fixed Account. The Fixed Account Options are described in Appendix B to the Prospectus.

You can change the Investment Options in which you invest throughout the life of the Policy.

Transfers

Within limitations, you may transfer Policy Value from one Variable Investment Option to another and to and from the Short-Term Fixed Account and Traditional Fixed Account. In addition, the Policy offers two automated transfer programs — a dollar cost averaging program and an asset rebalancing program.

Policy Value

The Policy Value includes the amount in the Variable Investment Options and the Fixed Account Options. The value of your Policy will increase or decrease based upon the investment performance of the Variable Investment Options you choose, your premium payments, interest credited to the Fixed Account Options, any partial withdrawals, outstanding loans (including loan interest), and the charges we deduct.

The Cash Surrender Value is the Policy Value decreased by any surrender charge. The Net Cash Surrender Value is the Policy Value decreased by any outstanding policy loan and less any surrender charge. See What Is the Value of My Policy? in the Prospectus. You may surrender your Policy at any time and you will receive the Net Cash Surrender Value.

The Policy Value of your Policy will vary with the investment performance of the options you select. There is a risk that the investment performance of the Variable Investment Options may be unfavorable or may not perform up to your expectations, which may decrease the amount of your Net Cash Surrender Value. If the Variable Investment Options you select for your Policy perform poorly you could lose money, including some or all of the premiums paid. Each Variable Investment Option invests in a different Fund, and a discussion of the investment risks of each of the Funds may be found in the prospectus for each of the Funds. Each Fund has its own investment objective and investment strategy. The investment performance of each will vary, and some Funds are riskier than others. We do not guarantee the investment performance of any of the Variable Investment Options or Funds. You bear the entire investment risk for all amounts allocated to the Variable Investment Options.

Loans

You may take a loan on your Policy. You may borrow up to 95% of your Cash Surrender Value. The minimum amount you may borrow is $250. If you take a loan, Policy Value will be transferred from the Variable Investment Options or the Fixed Account Options into the Policy loan account. The Policy Value in the Policy loan account does not participate in the investment experience of the Variable Investment Options. Interest on loans will be charged at a fixed loan interest rate of 6% and is payable at the end of each policy year. You may repay all or part of a loan at any time.

Policy loans reduce your Policy Value and death benefit, which may increase the risk your Policy could lapse. Outstanding loans may impact your No-Lapse Guarantee, and you may need to make additional premium payments or loan repayments to maintain the rider’s guarantee. If you take a loan on your Policy, you may be subject to tax consequences. See How Is the Policy Treated Under Federal Income Tax Law? in the Prospectus.

Surrenders and Withdrawals

You may surrender your Policy in full at any time. If you do, we will pay you the Net Cash Surrender Value (the Policy Value, less any policy loan outstanding and less any surrender charge that then applies). You may make partial withdrawals (subject to limitations) from your Net Cash Surrender Value. The minimum partial withdrawal amount is $250. Note that you do not have access to your full Policy Value, just the Net Cash Surrender Value.

However, the Policy is generally not a liquid investment. Surrender charges will apply during the first 15 policy years (the surrender charge period). There are limitations on your ability to access your Policy Value through surrenders and partial withdrawals, including surrender charges, partial withdrawal fees, possible tax consequences, adverse impacts on Policy benefits, increased risk of Policy lapse, and administrative requirements. A withdrawal will reduce your Policy Value (and therefore your Net Cash Surrender Value) by the amount withdrawn, and could reduce your death benefit. If the Policy’s Net Cash Surrender Value is reduced to a point where it cannot meet the Monthly Deductions, then your Policy may lapse and terminate.

Free Look Period: ‘Right to Cancel’

You have the right to cancel your Policy within 10 days after you receive it (or longer in some states). This is referred to as the free look period. To cancel your Policy, simply deliver or mail the Policy to our office or to the financial professional who delivered the Policy to you.

No-Lapse Guarantee

The Policy includes a No-Lapse Guarantee Rider at no additional cost. This rider prevents the lapse of the Policy when the Net Cash Surrender Value is insufficient to cover the Monthly Deductions for the following month, as long as the No-Lapse Guarantee Requirement is satisfied. The Rider may last until the Maturity Date of the Policy. The No-Lapse Guarantee Requirement is based on the amount of your premium payments (less withdrawals), hypothetical no-lapse guarantee charges and interest rates, and other factors. See What Are the Supplemental Riders and Benefits That Are Available? — No-Lapse Guarantee Rider in the Prospectus for additional information.

Supplemental Riders — Optional Benefits

The Company offers optional benefits through supplemental riders that may be added to your Policy (an additional charge applies to some of these riders). These riders include an Accidental Death Benefit Rider, Children’s Term Insurance Rider, Disability Waiver of Monthly Deductions Rider, Accelerated Death Benefit Rider, Chronic Illness Accelerated Benefit Rider, and the No-Lapse Guarantee Rider. If any of these riders are added, any applicable monthly charges for certain of the supplemental riders will be deducted from your Policy Value as part of the Monthly Deductions.

Taxes

Death benefits paid under life insurance policies are generally not subject to federal income tax, but may be subject to federal and state estate taxes. Investment gains from your Policy are not taxed as long as the gains remain in the Policy. If the Policy is not treated as a modified endowment contract under federal income tax law, then distributions from the Policy may be treated first as the return of investments in the Policy and then, only after the return of all investment in the Policy, as distributions of taxable income (taxed as ordinary income). Distributions include partial withdrawals and surrenders. See How Is the Policy Treated Under Federal Income Tax Law? in the Prospectus for additional information.

STANDARD DEATH BENEFIT

In your application for the Policy, you tell us how much life insurance coverage you want on the life of the insured. This is called the Specified Amount of insurance. The minimum Specified Amount of insurance that you can purchase is $50,000 ($100,000 for issue ages 71 to 85). Insurance coverage under the Policy is effective on the Policy date after we accept the application, receive the initial premium payment, and all underwriting and administrative requirements have been met.

When the insured dies, we will pay the beneficiary the death benefit less the amount of any outstanding loan and any unpaid policy charges. The death benefit is the greater of (a) the Specified Amount of insurance, or (b) the applicable percentage of the Policy Value on the date of the insured’s death.

The Policy Value includes amounts in the Variable Investment Options and the Fixed Account Options.

The applicable percentages depend on the life insurance qualification test under the Code. We are currently only offering policies using the Cash Value Accumulation Test (CVAT) and the applicable percentages will vary by attained age and the insurance risk characteristics. The “applicable percentages” are shown in the Table of Death Benefit Factors in the Policy. If the investment performance of the Investment Options you have chosen is favorable, then possibly the amount of the death benefit may increase. Favorable investment performance will not ordinarily increase the death benefit for several years and may not increase it at all.

The death benefit could increase or decrease based on investment performance, but will not be less than the Specified Amount. You can decrease the Specified Amount, subject to certain conditions.

Death benefits are calculated based on values as of the date of death. We will ordinarily pay the death benefit within seven days after receipt at our office of all the documents required for completion of the transaction in good order.

You may choose to receive proceeds from the Policy as a single sum. This includes proceeds that become payable because of death or surrender. Alternatively, you can elect to have proceeds of $5,000 or more applied to any of the following payment options:

•	Option 1 — Interest income: We will credit interest to the amount applied, and the interest will be paid monthly, quarterly, semiannually or annually;

•	Option 2 — Income for a fixed period: We will pay the amount applied, with interest, in equal monthly payments for a fixed period, which may not be greater than 30 years;

•	Option 3 — Income of a specified amount: We will make payments monthly, quarterly, semiannually or annually of a specified amount until the total amount applied, with interest, has been paid;

•	Option 4 — Life income: We will pay equal monthly payments during the life of the option annuitant;

•

Option 5 — Life income with guaranteed period: We will pay equal monthly payments for a stated guaranteed period, which may be 5, 10 or 20 years, and thereafter during the life of the option annuitant;

•

Option 6 — Life income with refund period: We will pay equal monthly payments during the life of the option annuitant and, if necessary, continue the payments after the death of the option annuitant until the total of all payments made equals the total amount applied;

•	Option 7 — Joint and survivor life income: We will pay equal monthly payments during the joint life of two option annuitants and thereafter during the life of the survivor.

Periodic payments may not be less than $50 each. Only one payment will be made if the annuitant(s) dies before the second payment is made under Option 4 and Option 7. Only a few payments will be made if the annuitant(s) dies shortly after payments begin. You can change the payment option at any time before the proceeds are payable. If no election is in effect at the time of the death of the insured, the beneficiary may elect an income payment option before any payment of the death benefit has been made and within one year of the date of death. The Death Benefit will be paid to the beneficiary in one sum if an income payment option is not elected.

OTHER BENEFITS AVAILABLE UNDER THE POLICY

In addition to the standard death benefit associated with your Policy, other standard and optional benefits may also be available to you. The following table summarizes information about those benefits. Information about the fees associated with each benefit included in the table may be found in the Table of Fees and Expenses.

Name of Benefit	Purpose	Is this Benefit Standard or Optional?	Brief Description of Restrictions/Limitations

No Lapse Guarantee Rider	This ensures that your Policy will not lapse when the Net Cash Surrender Value is insufficient to cover the Monthly Deduction, as long as the No Lapse Guarantee Requirement is satisfied.	Standard

•  We will continue to deduct Monthly Deductions and the Policy will remain in force with a negative Policy Value.

•  We will continue to deduct loan interest and it will continue to accrue and be added to Policy Debt.

•  The No-Lapse Guarantee Requirement depends on premiums paid and special, hypothetical No-Lapse charges, deductions, interest rates, any policy loan, and other factors.

•  We reserve the right to impose Investment Option allocation requirements and restrictions, but we currently do not do so.

•  A change in Specified Amount; the addition, deletion, or change of any riders; or a change in the insured’s rate class may impact the rider, and may require the payment of additional premiums to maintain the rider’s guarantee.

Accidental Death Benefit Rider	This rider provides an additional death benefit if the insured’s death results from an accidental cause, as defined in the rider.	Optional. May be elected at any time prior to the insured’s 61st birthday.	• We will pay the additional death benefit only if the insured dies within 180 days following the accidental bodily injury.

Name of Benefit	Purpose	Is this Benefit Standard or Optional?	Brief Description of Restrictions/Limitations

•  No benefit is payable unless the accidental bodily injury was sustained after the policy anniversary nearest to the insured’s 1st birthday and prior to the policy anniversary nearest to the insured’s 70th birthday.

•  Certain exclusions apply, including death resulting directly or indirectly from risky activities (such as bungee jumping and skydiving), disease, infection, intoxication, illegal drugs, crimes, illegal occupation, suicide, etc.

Children’s Term Insurance Rider	Provides term insurance on one or more children of the insured.	Optional. May be elected at any time.	• Insured children must be at least 15 days and no more than 23 years old.

Disability Waiver of Monthly Deductions Rider	Provides a waiver of the Monthly Deductions upon total disability of the insured. Also waives the No-Lapse Monthly Deductions for the No-Lapse Guarantee Rider.	Optional. May be elected at any time prior to the insured’s 56th birthday.

•  Rider terminates on the policy anniversary nearest to the insured’s 65th birthday.

•  Total disability means that due to bodily injury or disease, the insured is unable to perform substantial and material duties of his/her job for the first 24 months (or after the first 24 months, any other job they could reasonably be expected to perform in light of his/her education, training, experience, and other factors).

•  Requires proof or certification of total disability (and may require periodic medical examinations).

Name of Benefit	Purpose	Is this Benefit Standard or Optional?	Brief Description of Restrictions/Limitations
• Certain exclusions apply, including disability related to attempted suicide, war, riot, criminal or illegal activity, use of drugs, intoxication, etc.

Accelerated Death Benefit Rider	Provides access to a portion of the death benefit while the insured is living, if the insured has a life expectancy of 12 months or less.	Standard for Policies with a Specified Amount greater than $50,000.

•  Minimum payment is $10,000.

•  Maximum payment is the lesser of $250,000 or 50% of the total death benefit amount.

•  A payment under this rider will reduce your Policy’s death benefit.

•  Requires diagnosis of terminal illness and life expectancy by licensed physician (not the insured, owner, beneficiary, or a relative of any of them).

Chronic Illness Accelerated Benefit Rider	Provides access to a portion of the death benefit while the insured is living, if the insured is certified with a Chronic Illness.	Standard for Policies with a Specified Amount greater than $50,000 and a maximum amount of $10,000,000 as long as the insured meets our underwriting requirements.

•  Continuous care in an eligible facility or at home must be expected to be required for the insured’s life.

•  Limits apply to the Accelerated Benefit Payments.

•  Chronic Illness is defined in the rider (based on inability to perform specified activities of daily living, or severe cognitive impairment).

•  In certain circumstances, a payment under this rider may have adverse tax consequences. Before you exercise your rights under this rider,

Name of Benefit	Purpose	Is this Benefit Standard or Optional?	Brief Description of Restrictions/Limitations

   you should consult with a tax adviser regarding the possible tax consequences.

•  Chronic illness must be certified by a licensed health care professional (not the insured, owner, or beneficiary or a relative of any of them).

•  Upon each Accelerated Benefit Payment, the death benefit will be reduced by an amount greater than the payment amount.

Fixed Dollar Cost Averaging Account	Allows you to allocate all or a portion of a premium payment to the Fixed Dollar Cost Averaging Account, where it is automatically re-allocated each month to one or more of the Investment Options you select.	Optional	• Requires that at least $600 be allocated to the Fixed Dollar Cost Averaging Account. • Does not guarantee a profit or prevent a loss.

Asset Rebalancing	Automatically reallocates your Policy Value among the Variable Investment Options in accordance with the proportions you originally selected.	Optional	• Requires a minimum Policy Value of $1,000. • Does not guarantee a profit or prevent a loss.

BUYING THE POLICY

Premium Payments

Amounts you pay to us under your Policy are called premiums or premium payments. The amount we require as your first premium depends on a number of factors, such as age, sex, rate classification, the amount of insurance specified in the application, and any supplemental riders. You will have a schedule of planned premium payments. However, within limits, you can make premium payments when you wish, and additional or unplanned premiums may be paid in any amount and at any time. That is why the Policy is called a flexible premium Policy. Paying the planned premiums may not be sufficient to keep the Policy in force.

A premium may not be less than the minimum shown in your Policy (generally at least $25). We may require satisfactory evidence of insurability before accepting any premium which increases our Net Amount at Risk (the difference between the death benefit and the Policy Value).

We may also limit premium payments as necessary in order to qualify the Policy as life insurance under the Internal Revenue Code of 1986, as amended (the “Code”). No payment will be returned or refused if it is necessary to continue coverage (that is, to prevent lapse), but the premium allotted to the Policy may be reduced (to maintain qualification as life insurance) and the balance returned to you. See How Is the Policy Treated Under Federal Income Tax Law? in the Prospectus.

A premium charge will be deducted from each premium, and the remaining amount (the Net Premium) will be credited to the Policy Value and allocated to the Investment Options according to your elections.

Planned Premiums

The Policy Specifications Page of your Policy will show the planned premium for the Policy. You choose this amount in the Policy application. We will send a premium reminder notice to you based upon the planned premium that you specified in your application, with the exception of monthly premiums being paid via electronic fund transfer program. You also choose in your application how often to pay planned premiums — annually, semi-annually, quarterly or monthly. You are not required to pay the planned premium as long as your Policy has sufficient value to pay policy charges or the provisions of the No-Lapse Guarantee Rider are satisfied.

Although you may have a schedule of planned premiums, your Policy can lapse even if you pay all of the planned premiums on time (unless the provisions of the No-Lapse Guarantee Rider are satisfied). When a Policy lapses, it terminates and has no value, and no benefits are paid upon the death of the insured.

If all premium payments cease, this Policy will continue, subject to the Grace Period provision (see below), for as long as the values in this Policy are sufficient to keep it in force.

HOW YOUR POLICY CAN LAPSE

Grace Period; Lapse and Reinstatement

If, on a Monthly Anniversary prior to the Maturity Date, the Net Cash Surrender Value is insufficient to cover the Monthly Deductions for the following policy month, (and the provisions of the No-Lapse Guarantee Rider are not satisfied), then a Grace Period of 61 days will be allowed for the payment of a premium sufficient to pay the Monthly Deductions for the Grace Period plus two additional months. Notice of the amount of premium required to be paid during the Grace Period to keep this Policy in force will be sent to your last known address and that of any assignee on record.

During the Grace Period, the Policy Value, Cash Surrender Value, No-Lapse Guarantee Account value, and death benefit are calculated in the same manner as before the Policy entered the Grace Period. We will notify you of how much premium you will need to pay to keep the Policy in force. If you don’t pay at least the required amount by the end of the Grace Period, your Policy will terminate (i.e., lapse). All coverage under the Policy will then cease. If you die after the end of the grace period, when the Policy has terminated, your beneficiary will not receive any death benefit.

Reinstatement

If the Policy terminates, you can apply to reinstate it within five years from the date of lapse if the insured is alive. You will have to provide evidence that the insured person still meets our requirements for issuing insurance. You will also have to pay a minimum amount of premium. The minimum amount of premium to be paid on reinstatement is equal to an amount necessary to make the Net Cash Surrender Value positive plus the Monthly Deductions for the two policy months following the reinstatement date, or the amount necessary to satisfy the provisions of the No-Lapse Guarantee Rider at the date of reinstatement and for two policy months following the reinstatement date (if applicable). Policy Debt (any outstanding policy loan, including interest) which existed at the end of the Grace Period must either be repaid or reinstated.

Following reinstatement, the No-Lapse Guarantee Rider is also reinstated. Any other supplemental riders attached to the Policy prior to lapse may be reinstated.

No-Lapse Guarantee Rider

The No-Lapse Guarantee (NLG) Rider is automatically included with your Policy at no additional cost. This rider prevents the lapse of the Policy when the Net Cash Surrender Value is insufficient to cover the Monthly Deductions for the following month as long as the No-Lapse Guarantee Requirement is satisfied. The NLG Rider may last until the Maturity Date of the Policy.

We will continue to deduct Monthly Deductions from the Policy Value while the Policy is in force under the NLG Rider. The Policy will remain in force with a negative Policy Value if the No-Lapse Guarantee Requirement is satisfied. We will not credit interest to the negative Policy Value. The death benefit will not be reduced due to a negative Policy Value. Loan interest will continue to accrue and will be added to your Policy Debt.

No-Lapse Guarantee Requirement (NLG Requirement) — On each Monthly Anniversary while this Policy is in force, the NLG Requirement is satisfied if the No-Lapse Guarantee Account, less any Policy Debt, exceeds zero.

No-Lapse Guarantee Account (NLGA) — The NLGA is only used to determine whether or not the NLG Requirement is satisfied. It is a hypothetical, or “phantom” account that has no actual value. It cannot be accessed or used for withdrawals or loans, and does not impact the amount of the Net Cash Surrender Value or death benefit.

The NLGA is based on your premium payments, and special NLG policy charges band rates. The NLG rates and charges used to determine the NLGA are different from the rates and charges used to determine the actual value of your Policy. See the Additional Policy Specifications Page of your Policy for the NLG rates and charges.

Allocation Requirements — In order to keep the NLG Rider in force, we reserve the right to establish requirements and restrictions on your Policy Value allocations to the Variable Investment and Fixed Account Options. We do not currently impose any special allocation requirements or restrictions.

MAKING WITHDRAWALS: ACCESSING THE MONEY IN YOUR POLICY

Surrender

You may surrender your Policy at any time. If you do, we will pay you the Policy Value, less any policy loan outstanding and less any surrender charge that then applies. This is called your Net Cash Surrender Value. The Policy Value is based on amounts allocated to the Variable Investment Options and/or the Fixed Account Options. Surrenders may be subject to tax consequences, including a tax penalty if withdrawn before age 59 1/2. See How Is the Policy Treated Under Federal Income Tax Law? in the Prospectus for additional information.

Partial Withdrawal

You may make a partial withdrawal of a portion of the Net Cash Surrender Value. Partial withdrawals reduce the Policy Value and Net Cash Surrender Value by the amount of the partial withdrawal. Partial withdrawals will be deducted from the Variable Investment Options, the Short-Term Fixed Account and the Traditional Fixed Account in accordance with your directions. In the absence of such direction, the partial withdrawal will be deducted from the Variable Investment Options, the Short-Term Fixed Account and the Traditional Fixed Account on a pro-rata basis. Partial withdrawals may increase the risk that the Policy will lapse, and may be subject to tax consequences, including a tax penalty if withdrawn before age 59 1⁄2. See How Is the Policy Treated Under Federal Income Tax Law? in the Prospectus for additional information.

Partial withdrawals are subject to a number of conditions, including that no more than twelve partial withdrawals may be made in a policy year; each partial withdrawal must be at least $250; a partial withdrawal may not be made from an account if the amount remaining in that account would be less than $25; the partial withdrawal may not reduce the Specified Amount of insurance under your Policy to less than the minimum Specified Amount under the Policy ($50,000); and the partial withdrawal will be subject to a processing fee equal to the lesser of $25 or 2% of the amount withdrawn.

If any withdrawals are made, the death benefit will be less than it would have been if no withdrawals were made. The Specified Amount may also be reduced; specifically, a partial withdrawal may reduce your Specified Amount of insurance — by the amount by which the partial withdrawal exceeds the difference between (a) the death benefit provided under the Policy, and (b) the Specified Amount of insurance.

Timing of Transactions

We will ordinarily pay the partial withdrawal or surrender proceeds within seven days after receipt at our office of all the documents required for completion of the transaction in good order.

ADDITIONAL INFORMATION ABOUT FEES

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the Policy or making withdrawals. Please refer to your Policy Specifications Page for information about the specific fees you will pay each year based on the options you have elected. (See What Are the Fees and Charges Under the Policy? in the Prospectus for additional information.)

The first table describes the fees and expenses that you will pay when you make a premium payment, surrender the Policy, make a withdrawal, or transfer Policy Value between Investment Options.

Transaction Fees

Charge	When Charge is Deducted	Amount Deducted

Percent of Premium Charge	When a premium is paid.	Maximum Charge: 10% of each premium payment[1]

Surrender Charge[2]

Guaranteed Maximum Charges	When the Policy is surrendered within the first 15 policy years and upon a decrease in the Specified Amount within the first 5 policy years.	Maximum of $54.04 to minimum of $12.27 per $1000 of Specified Amount or decrease in Specified Amount.[3]

Surrender Charge for a representative non-tobacco male insured, age 45 in the first policy year

Maximum Charge	When the Policy is surrendered within the first 15 policy years and upon a decrease in the Specified Amount within the first 5 policy years.	$25.67 per $1000 of Specified Amount or decrease in Specified Amount.[3]

Partial Withdrawal Processing Fee	When you take a partial withdrawal from your Policy.	Lesser of $25 or 2.0% of the amount withdrawn.

Transfer Charge	When you make a transfer.	Maximum Charge $10.00 Current Charge $0.00[4]

Accelerated Death Benefit Rider	When benefit is exercised.	One time charge of 12 months’ worth of policy charges on the accelerated amount, plus 12 months’ worth of interest charges on the accelerated amount. The interest rate will be the greater of (a) the current 90-day Treasury bill rate, or (b) the current maximum statutory adjustable policy loan rate.

1	The percent of premium charge imposed is currently reduced to 6% on premiums paid in the second policy year and thereafter. This reduction is not guaranteed and may change.
2

The actual maximum surrender charge will equal the surrender charge premium multiplied by the appropriate surrender factor. The surrender factor is equal to 100% in the first policy year and grades to 0% in the 16th year. The surrender charge premium is determined separately for each Policy and takes into account the individual underwriting characteristics of the insured, such as sex, age and risk classification, and the Specified Amount of the Policy. The table shows the lowest and highest surrender charges for an insured, based on guaranteed maximum rates for individuals in standard risk classifications. The table also shows the surrender charge under a Policy issued to an individual who is representative of individuals we insure. The surrender charge shown in the table may not be representative of the charge that you will pay. Your Policy will state your surrender charge premium. More detailed information concerning your surrender charge is available from our administrative offices upon request. For additional information on the surrender charges, see What Are the Fees and Charges Under the Policy? — Surrender Charge in the Prospectus.
3	The maximum amount reflects the charge that may be assessed in the first policy year.
4

No transaction fee is currently imposed for making a transfer among the Variable Investment Options and/or the Fixed Account Options. While we do not currently impose a transfer fee, we reserve the right to impose a $10 fee in the future on any transfer that exceeds twelve transfers in a policy year.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy. The charges do not include fees and expenses incurred by the Funds that serve as Investment Options under the Policy.

Periodic Charges Under the Policy Other Than the Funds’ Annual Operating Expenses

Charge	When Charge is Deducted	Amount Deducted

Base Contract Charges:

Cost of Insurance Charges[5]:

Maximum Charges	Monthly	Maximum of $83.33 to minimum of $0.0067 per $1,000 of Net Amount at Risk.

Current Charges	Monthly	Maximum of $47.9167 to minimum of $0.0053 per $1,000 of Net Amount at Risk.

First year charge for a representative non-tobacco male insured, age 45

Maximum Charges	Monthly	$0.1525 per $1,000 of Net Amount at Risk.

Current Charges	Monthly	$0.0376 per $1,000 of Net Amount at Risk.

Expense charge per $1,000 of Specified Amount[6]	Monthly, for the first 240 months after the policy date	The charges range from a maximum of $2.40 per $1,000 of Specified Amount of insurance, to a minimum of $0.09 per $1,000 of Specified Amount of insurance.

First year charge for a representative non-tobacco male insured, age 45

Maximum Charge	Monthly	$0.53 per $1,000 of initial Specified Amount of insurance.

Current Charge	Monthly	$0.30 per $1,000 of initial Specified Amount of insurance

Periodic Charges Under the Policy Other Than the Funds’ Annual Operating Expenses

Charge	When Charge is Deducted	Amount Deducted

Mortality and Expense Risk Asset Charge	Monthly

Maximum Charge		0.10% monthly (annual rate of 1.25%) of Policy Value allocated to the Separate Account.

Current Charge		0.10% monthly (annual rate of 1.25%) in policy years 1 – 10 and 0.02% monthly (annual rate of 0.25%) in policy years 11+ of the Policy Value allocated to the Separate Account.

Per Policy Expense Charge	Monthly	Guaranteed Maximum $10.00

Current Charge $8.00

Optional Benefit Charges:

Policy Loans[7]

Net Interest Charge[8]	End of each policy year.

Maximum (Guaranteed) Charge		Annual rate of 1.00% until year 11 and then an annual rate of 0.50% (after credit from interest paid on collateral held in policy loan account).[9]

Current Charge		Annual rate of 1.00% until year 11 and then an annual rate of 0.25% (after credit from interest paid on collateral held in policy loan account).

Accidental Death Benefit Rider:

Cost of Insurance Charges[10]

Current and Maximum Charges	Monthly	Maximum of $0.1108 to minimum of $0.0533, per $1,000 of accidental death benefit.

First year charge for a representative non-tobacco male insured, age 45

Current and Maximum Charges	Monthly	$0.0592 per $1,000 of accidental death benefit.

Children’s Term Insurance Rider:

Cost of Insurance Charges

Maximum Charge	Monthly	$0.24 per $1,000 of children’s term insurance benefit.

Current Charge	Monthly	$0.15 per $1,000 of children’s term insurance benefit.

Periodic Charges Under the Policy Other Than the Funds’ Annual Operating Expenses

Charge	When Charge is Deducted	Amount Deducted

Disability Waiver of Monthly Deductions Rider:

Cost of Insurance Charges[10]

Maximum Charge	Monthly	Maximum of $0.5992 to minimum of $0.0117 per $1,000 of Net Amount at Risk.

Current Charge	Monthly	Maximum of $0.3192 to minimum of $0.0092 per $1,000 of Net Amount at Risk.

First year charge for a representative non-tobacco male insured, age 45

Maximum Charge	Monthly	$0.0508 per $1,000 of Net Amount at Risk.

Current Charge	Monthly	$0.0275 per $1,000 of Net Amount at Risk.

Additional Charge if Children’s Term and Disability Waiver riders are both elected

Maximum Charge	Monthly	$0.0408 per $1,000 of children’s term insurance benefit

Current Charge	Monthly	$0.0050 to $0.0242 per $1,000 of children’s term insurance benefit

5

The Cost of Insurance Charges under the Policy vary depending on the individual circumstances of the insured, such as sex, age and risk classification. The charges also vary depending on the amount of insurance specified in the Policy and the policy year in which the charge is deducted. The table shows the lowest and the highest cost of insurance charges for an insured, based on our current rates and on guaranteed maximum rates for individuals in standard risk classifications. The table also shows the first year cost of insurance charges under a Policy issued to an individual who is representative of individuals we insure. The charge shown in the table may not be representative of the charge that you will pay. Your Policy will state your guaranteed maximum cost of insurance charges. More detailed information concerning your cost of insurance charges is available from our administrative offices upon request. Also, before you purchase the Policy, we will provide you with hypothetical illustrations of Policy Values based upon the insured’s age and risk classification, the amount of insurance specified in the Policy, planned periodic premiums, and riders requested. The Net Amount at Risk referred to in the tables is based upon the difference between the current death benefit provided under the Policy and the current value of the Policy. For additional information on cost of insurance charges, see What Are the Fees and Charges Under the Policy? — Monthly Deductions — Insurance Charge in the Prospectus.

6

The Expense Charges per $1,000 under the Policy vary depending on the risk classification, sex, and age of the insured and the amount of insurance specified in the Policy. The table shows the lowest and the highest expense charges for an insured, based on our current rates and on guaranteed maximum rates. The table also shows the first year expense charges under a Policy issued to an individual who is representative of individuals we insure. The charge shown in the table may not be representative of the charge that you will pay. Your Policy will state the guaranteed maximum expense charges. More detailed information concerning your expense charges is available from our administrative offices upon request. For additional information on expense charges, see What Are the Fees and Charges Under the Policy? — Monthly Deductions — Expense Charge per Thousand of Specified Amount in the Prospectus.

7

You may borrow up to 95% of your Cash Surrender Value. The minimum amount you may borrow is $250. An amount equivalent to the loan is withdrawn from the Variable Investment Options and certain accounts in the

Fixed Account on a pro-rata basis and is transferred to a policy loan account, as collateral for the loan. See What Is a Policy Loan? in the Prospectus and Appendix B to the Prospectus for additional information about Policy Loans.
8	Net Interest Charge for a Loan means the difference between the amount of interest we charge on the loan and the amount of interest we credit to your Policy in the Policy loan account.
9

The policy loan account is guaranteed to earn interest at 5.00% during the first ten policy years and 5.50% thereafter. On a guaranteed basis, the Net Interest Charge during the first ten policy years is 1.00% and 0.50% thereafter. The policy loan account currently earns interest at 5.00% during the first 10 policy years and 5.75% thereafter. On a current basis, the Net Interest Charge during the first 10 policy years is 1.00% and 0.25% thereafter.

10

The cost of insurance charges under the Riders vary depending on the individual circumstances of the insured, such as sex, age and risk classification. The charges also vary depending on the amount of insurance specified in the Rider and the year in which the charge is deducted. The charges shown in the table may not be representative of the charge you would pay. The table shows the lowest and the highest cost of insurance charges for an insured, based on current rates and on guaranteed maximum rates for individuals in standard risk classifications. The table also shows the first year cost of insurance charges under a Rider issued to an individual who is representative of individuals we insure. The specifications pages of the Policy will indicate the guaranteed maximum cost of insurance charge for the Rider applicable to your Policy. More detailed information concerning your cost of insurance charges is available from our administrative offices upon request. Also, before you purchase the Policy, we will provide you with hypothetical illustrations of Policy Values based upon the insured’s age and risk classification, the amount of insurance specified in the Policy, planned periodic premiums, and riders requested. The Net Amount at Risk referred to in the table is based upon the difference between the current benefit provided under the Rider and the current Policy Value allocated to the Rider. For additional information about the Riders, see What Are the Supplemental Riders and Benefits That Are Available? in the Prospectus.

Funds’ Annual Operating Expenses

The next table shows the minimum and maximum total operating expenses deducted from Fund assets. Fund expenses may be higher or lower in the future. You may pay these expenses periodically during the time that your Policy Value is invested in the Variable Investment Options. A complete list of the Funds, including information concerning each Fund’s fees and expenses, is contained in Appendix A to this Summary Prospectus.

Annual Fund Expenses[1]	Minimum	Maximum
Total Annual Fund Operating Expenses (expenses that are deducted from fund assets, including management fees, distribution (12b-1) fees, and other expenses)	0.11%	0.34%

1

Expressed as a percentage of average net assets for the fiscal year ended December 31, 2024. Fund expenses may be higher or lower in the future. This information is provided by the Funds and their agents. The information is based on 2024 expenses. We have not verified the accuracy of the information provided by Funds.

APPENDIX A

Funds Available Under the Policy

The following is a list of Funds available under the Policy. More information about the Funds is available in the prospectuses for the Funds, which may be amended from time to time and can be found online at https://www.pennmutual.com/for- individuals-and-businesses/performance-and-rates. You can also request this information at no cost by calling 1-800-523-0650 or by sending an email request to FundOperations@pennmutual.com.

The current expenses and performance information below reflects fees and expenses of the Funds, but does not reflect the other fees and expenses that your Policy may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Fund’s past performance is not necessarily an indication of future performance.

FUND TYPE	FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (AS OF 12/31/2024)
			1 Year	5 Year	10 Year
Vanguard Variable Insurance Fund
Domestic Large Blend	Equity Index Portfolio The Vanguard Group, Inc. (Adviser)	0.14%	24.84%	14.36%	12.95%
Domestic Large Blend	Total Stock Market Index Portfolio The Vanguard Group, Inc. (Adviser)	0.13%	23.71%	13.67%	12.37%
Intermediate-Term Bond	Global Bond Index Portfolio The Vanguard Group, Inc. (Adviser)	0.13%	2.03%	-0.23%	1.04%[1]
Domestic Mid Blend	Mid-Cap Index Portfolio The Vanguard Group, Inc. (Adviser)	0.17%	15.08%	9.70%	9.41%
Moderate Allocation	Moderate Allocation Portfolio The Vanguard Group, Inc. (Adviser)	0.13%	10.32%	6.06%	6.52%
Intermediate-Term Bond	Total Bond Market Index Portfolio The Vanguard Group, Inc. (Adviser)	0.14%	1.24%	-0.39%	1.25%
International Large Blend	Total International Stock Market Index Portfolio The Vanguard Group, Inc. (Adviser)	0.11%	5.06%	4.23%	4.19%[1]
Conservative Allocation	Conservative Allocation Portfolio The Vanguard Group, Inc. (Adviser)	0.13%	7.49%	4.04%	4.90%

[1]	Since inception (9/7/2017).

A-1

FUND TYPE	FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (AS OF 12/31/2024)
			1 Year	5 Year	10 Year
Moderate Allocation	Balanced Portfolio Wellington Management Company LLP (Adviser)	0.20%	14.80%	8.18%	8.37%
Domestic Large Growth	Capital Growth Portfolio PRIMECAP Management Company (Adviser)	0.34%	13.41%	11.86%	12.37%
Domestic Large Value	Diversified Value Portfolio Hotchkis and Wiley Capital Management LLC (Adviser) and Lazard Asset Management LLC (Adviser)	0.28%	14.89%	12.24%	9.76%
Domestic Large Value	Equity Income Portfolio Wellington Management Company LLP (Adviser) and The Vanguard Group, Inc. (Adviser)	0.29%	15.12%	9.85%	9.89%
Domestic Large Growth	Growth Portfolio Wellington Management Company LLP (Adviser)	0.34%	33.14%	15.96%	14.67%
High Yield Bond	High Yield Bond Portfolio Wellington Management Company LLP (Adviser) and The Vanguard Group, Inc. (Adviser)	0.24%	6.30%	3.37%	4.53%
International Large Growth	International Portfolio Baillie Gifford Overseas Ltd. (Adviser) Schroder Investment Management North America Inc. (Adviser)	0.31%	9.01%	6.27%	8.40%
Real Estate	Real Estate Index Portfolio The Vanguard Group, Inc. (Adviser)	0.26%	4.74%	2.84%	4.99%
Domestic Small Growth	Small Company Growth Portfolio ArrowMark Colorado Holdings, LLC (Adviser) The Vanguard Group, Inc. (Adviser)	0.29%	11.38%	6.96%	8.66%

A-2

The Prospectus and Statement of Additional Information (the “SAI”) include additional information about the Protection Variable Universal Life Insurance Policy. These documents are available, without charge, upon request from The Penn Insurance and Annuity Company, Attn: SAI Request, PO Box 178, Philadelphia, Pennsylvania 19105. Or you can call us toll-free at 1-800-523-0650 or visit our website at www.pennmutual.com. The Prospectus and SAI are incorporated by reference into this Summary Prospectus and, therefore, are legally a part of this Summary Prospectus.

In addition, you can also request, free of charge, a personalized illustration of death benefits, Cash Surrender Values and Policy Values by contacting The Penn Insurance and Annuity Company, Customer Service Group, PO Box 178, Philadelphia, Pennsylvania, 19105. Or you can call us toll-free at 1-800-523-0650.

The SEC EDGAR Contract Identifier for the Protection Variable Universal Life Insurance Policy is C000227592.

PM8921	5/25